UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2007


                         LOCATEPLUS HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-49957
                            (Commission File Number)

             DELAWARE                                 04-3332304
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
         incorporation)


                          100 CUMMINGS PARK, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant  to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the
      Exchange Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Cornell  Investment

On March 20, 2007, LocatePLUS Holdings Corporation (the "Company") consummated a Securities Purchase Agreement (the "Purchase Agreement") dated March 20, 2007 with Cornell Capital Partners L.P. ("Cornell") providing for the sale by the Company to Cornell of its 8.5% secured convertible debentures in the aggregate principal amount of $6,000,000 (the "Debentures") of which $3,000,000 was advanced immediately. The second installment of $2,000,000 will be advanced immediately prior to the filing by the Company with the Securities and Exchange Commission (the "Commission") of the Registration Statement (as defined below). The last installment of $1,000,000 will be advanced immediately prior to the date the Registration Statement is declared effective by the Commission.

The Debentures mature on the third anniversary of the date of issuance (the "Maturity Date"). The holder of the Debentures may convert at any time amounts outstanding under the Debentures into shares of common stock of the Company (the "Common Stock") at a fixed conversion price per share equal to $0.314 (the "Conversion Price"). Cornell has agreed not to short any of the shares of Common Stock. The Company's obligations under the Purchase Agreement are secured by substantially all of the Company's, and its wholly owned subsidiaries' assets.

Under the Purchase Agreement, the Company also issued to Cornell five-year warrants in six separate series (collectively, the "Warrants") as follows:

A  Warrants  to  purchase  2,384,814 shares of common stock at $0.314 per share;
B  Warrants  to  purchase  2,186,079 shares of common stock at $0.343 per share;
C  Warrants  to  purchase  2,017,919 shares of common stock at $0.372 per share;
D Warrants to purchase 1,748,863 shares of common stock at $0.429 per share; E Warrants to purchase 1,499,026 shares of common stock at $0.50 per share; and F Warrants to purchase 1,500,000 shares of common stock at $0.01 per share.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with Cornell (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants. The Company is obligated to use its best efforts to cause the Registration Statement to be filed no later than 30 days after the closing date. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Commission no later than 30 days after the closing date, or if the Registration Statement is not declared effective within 145 days after the closing date, it is required to pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, Cornell is an accredited investor and/or qualified institutional buyer, Cornell had access to information about the Company and its investment, Cornell took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Dutchess  Settlement

Also in connection with the sale and issuance of the Debentures, the Company entered into a settlement agreement (the "Settlement") with Dutchess Private Equities Fund, Ltd. ("Dutchess") for the settlement of a dispute regarding the amount due under debt instruments issued by the Company to Dutchess during 2005 and 2006. Pursuant to the terms of the Settlement, the Company will immediately pay a cash amount of $1,500,000 (the "Initial Payment") with two additional cash payments in the amount of $300,000 each to be made on the date that (i) the Company files the Registration Statement (or, if earlier, within 45 days) and
(ii) the Registration Statement is declared effective (or, if earlier, within 145 days). The Company also agreed to reduce to $0.10 per share the exercise price of the warrants issued to Dutchess. Dutchess agreed to terminate any security interest in the Company's assets upon the Initial Payment.

The Company used part of the proceeds from the sale of the Debentures to make the Initial Payment under the Settlement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company has announced that the Board of Directors has actively been searching for a seasoned Chief Executive Officer to lead it through the next stage of growth. To make room for a new CEO The board has accepted the resignation of its current President and Chief Executive Officer, Jon Latorella, effective March 23, 2007. Mr. Latorella will remain on as Chairman of the Board and will continue to advise new management now and into the foreseeable future. Pending the selection of a candidate, the Board has appointed James Fields, the acting Chief Financial Officer since March of 2003, as interim Chief Executive Officer. Mr. Latorella will be active in a consulting capacity to assist in the management transition.

With the assistance of Mr. Latorella, the Board of Directors is evaluating candidates, one of whom will shortly be chosen to head the Company's operations as part of a new management team. The Board is also working with Mr. Latorella and the existing management to provide continuity of operations during the interim period.

Mr. Fields had been serving as Vice President of Finance, Treasurer, Secretary and Acting Chief Financial Officer since March 31, 2003. Prior to that, Mr. Fields had served as Director of Finance since February 2001. Prior to joining the Company, Mr. Fields was the Controller and Vice President of operations at CO Space, a carrier neutral collocation company. Mr. Fields is a certified public accountant and holds a Bachelor of Arts in Accounting from the College of St. Scholastica, which he received in 1992, and a Masters of Business Administration from Babson College, which he received in 1999.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of business acquired.

     Not applicable.

(b)     Pro forma financial information.

     Not applicable.

(c)     Exhibits.

10.1     Form  of  Convertible  Debenture  dated  March  21,  2007
10.2     Form  of  Warrant
10.3 Securities Purchase Agreement dated March 21, 2007 between the Company and Cornell
10.4 Registration Rights Agreement dated March 21, 2007 between the Company and Cornell
10.5 Security Agreement dated March 21, 2007 by and between the Company and Cornell
10.6 Agreement dated March 13, 2007 by and among LocatePLUS Holdings Corporation and Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATEPLUS HOLDINGS CORPORATION

By /s/ James C. Fields

James C. Fields
Interim Chief executive Officer and
Acting Chief Financial Officer
Date: March 26, 2007